SALLIE MAE Investor Presentation April 2015 1 Exhibit 99.1

Forward-Looking Statements and Disclaimer
Cautionary Note Regarding Forward-Looking Statements
The following information is current as of April 1, 2015 (unless otherwise noted) and should be read in connection with SLM Corporation’s Annual Report on Form 10-K for the year ended December 31, 2014 (filed with the Securities Exchange Commission (“SEC”) on February 26, 2015)  and subsequent reports filed with the SEC.

This Presentation contains “forward-looking” statements and information based on management’s current expectations as of the date of this presentation. Statements that are not historical facts, including statements about the Company’s beliefs or expectations and statements that assume or are dependent upon future events, are forward-looking statements. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A “Risk Factors” and elsewhere in the Company’s
Annual Report on Form 10-K for the year ended Dec. 31, 2014 (filed with the SEC on Feb. 26, 2015); increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; changes in accounting standards and the impact of related changes in significant accounting estimates; any adverse outcomes in any significant litigation to which the Company is a party; credit risk associated with the Company’s exposure to third parties, including counterparties to the Company’s derivative transactions; and changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). The Company could also be affected by, among other things: changes in its funding costs and availability; reductions to its credit ratings; failures or breaches of its operating systems or infrastructure, including those of third-party vendors; damage to its reputation; failures or breaches to successfully implement cost-cutting and restructuring initiatives and adverse effects of such initiatives on the Company’s business; risks associated with restructuring initiatives; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; changes in banking rules and regulations, including increased capital requirements; increased competition from banks and other consumer lenders; the creditworthiness of customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of earning assets versus funding arrangements; rates of prepayment on the loans made by the Company and its subsidiaries; changes in general economic conditions and the Company’s ability to successfully effectuate any acquisitions; and other strategic initiatives. The preparation of the Company’s consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this Presentation are qualified by these cautionary statements and are made only as of the date of this Presentation. The Company does not undertake any obligation to update or revise these forward-looking statements to conform such statements to actual results or changes in its expectations.
The Company reports financial results on a GAAP basis and also provides certain core earnings performance measures. The difference between the Company’s “Core Earnings”
and GAAP results for the periods presented were the unrealized, mark-to-market gains/losses on derivative contracts. These are recognized in GAAP but not in “Core Earnings”
results. The Company provides “Core Earnings” measures because this is what management uses when making management decisions regarding the Company’s performance and the allocation of corporate resources. The Company’s “Core Earnings” are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies.
For additional information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Key Financial Measures-Core Earnings” in the
Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for a further discussion and for a complete reconciliation between GAAP net income and core earnings.
Disclaimer
A significant portion of the historical data relating to historical Smart Option Student Loan performance used to prepare these materials was provided to Sallie Mae Bank by
Navient Corporation (“Navient”) pursuant to a Data Sharing Agreement executed in connection with the Spin-Off.  Under the data sharing agreement, Navient makes no representations or warranties to Sallie Mae Bank concerning the accuracy and completeness of information that they provided.  Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement or of Navient’s representations and warranties.  Although we have no reason to believe that the data used to prepare the tabular and graphic presentations in this documents, as a whole, is materially inaccurate or incomplete, and have assumed that the data provided by Navient under the Data Sharing Agreement as a whole to be materially accurate and complete, neither the Company nor any person on its behalf has independently verified the accuracy and completeness of such data.

3 Historical Smart Option Loan Performance 3

Important Information Regarding Historical Loan Performance Data
On April 30, 2014 (the “Spin-Off Date”), the former SLM Corporation legally separated (the “Spin-Off”) into two distinct publicly traded entities: an education loan management, servicing and asset recovery business called Navient Corporation (“Navient”),
and a consumer banking business called SLM Corporation. SLM Corporation’s primary operating subsidiary is Sallie Mae Bank.   We sometimes refer to SLM Corporation, together with its subsidiaries and its affiliates, during the period prior to the Spin-Off as “legacy SLM.”
In connection with the Spin-Off, all private education loans owned by legacy SLM, other than those owned by its Sallie Mae Bank subsidiary as of the date of the Spin-Off, and all private education loan asset-backed securities (“ABS”) trusts previously sponsored and administered by legacy SLM were transferred to Navient. As of the Spin-Off date, Navient and its sponsored ABS trusts owned $30.8 billion of legacy SLM’s private education loan portfolio originated both prior to and since 2009. As of the
Spin-Off Date, Sallie Mae Bank owned $7.2 billion of private education loans, the vast majority of which were unencumbered Smart Option Student Loans originated since 2009.
Legacy SLM’s Private Education Loan and ABS Programs Prior to the Spin-Off
In 1989, legacy SLM began making private education loans to graduate students. In 1996, legacy SLM expanded its private education loan offerings to undergraduate students. Between 2002 and 2007, legacy SLM issued $18.6 billion of private education loan-backed ABS in 12 separate transactions.
In 2008, in response to the financial downturn, legacy SLM revised its private education loan underwriting criteria, tightened its forbearance and collections policies, ended direct-to-consumer disbursements, and ceased lending to students attending certain for-profit schools. Legacy SLM issued no private education loan ABS in 2008.
In 2009, legacy SLM introduced its Smart Option Student Loan product and began underwriting private education loans with a proprietary custom credit score. The custom credit score included income-based factors, which led to a significant increase in the percentage of loans requiring a co-signer, typically a parent.  The initial loans originated under the Smart Option Student Loan program (the “Interest Only SOSLs”) were variable rate loans and required interest payments by borrowers while in school, which reduced  the amounts payable over the loans’ lives and helped establish repayment habits among borrowers. In 2010, legacy SLM introduced a second option for its Smart Option Student Loan customers, which required a $25 fixed monthly payment while borrowers were in school (the “Fixed Pay SOSLs”). In 2011, legacy SLM introduced another option for its Smart Option Student Loan customers,  which allowed borrowers to  defer interest and principal payments until after a student graduates or separates from school (the “Deferred SOSLs”).  In 2012, Sallie Mae introduced a fixed rate loan option for its Interest Only, Fixed Pay and Deferred SOSLs.  Borrowers must select which of these options they prefer at the time of loan origination and are not permitted to change those options once selected.
In 2011, legacy SLM included private education loans originated under the Smart Option Student Loan program in its ABS pools for the first time. Between 2011 and 2014, the mix of Smart Option Student Loans included in legacy SLM’s private education loan ABS steadily increased as a percentage of the collateral pools, from 10% initially to 64% in later transactions.
Legacy SLM collected Smart Option Student Loans pursuant to policies that required loans be charged off after 212 days of delinquency.  In April 2014, Sallie Mae Bank began collecting the vast majority of its Smart Option Student Loans pursuant to policies that required loans be charged off after 120 days of delinquency, in accordance with bank regulatory guidance.  As a result of the various policies described above, it was not until recently that (a) a meaningful amount of Smart Option Student Loan charge-offs occurred in Sallie Mae Bank’s portfolio, and (b) performance data on Sallie Mae Bank’s owned Smart Option Student Loan portfolio became useful as a basis for evaluating historical trends for Smart Option Student Loans. For the reasons described above, much of Sallie Mae Bank’s historical performance data does not reflect current collections and charge off practices and may not be indicative of the future performance of the Bank’s Smart Option Student Loans. We do not believe the credit performance indicators for Sallie Mae Bank-owned and -serviced Smart Option Student Loans yet provide meaningful period-over-period comparisons.
Sallie Mae Bank’s Private Education Loan and ABS Programs Post-Spin Off
Originations. Following the Spin-Off, Sallie Mae Bank has continued to originate loans under the Smart Option Student Loan program.  As of December 31, 2014, it owned $9.5 billion of private education loans, the vast majority of which were Smart Option Student
Loans originated since 2009, and two-thirds of which were originated in 2013 and 2014. Navient ceased originating private education loans following the Spin-Off.
Servicing. Immediately prior to the Spin-Off, Sallie Mae Bank assumed responsibility for collections of delinquent loans on the vast majority of its Smart Option Student Loan portfolio. Following the Spin-Off Date, Navient continued to service all private education loans owned by the two companies on its servicing platform until October 2014, when servicing for the vast majority of Sallie Mae Bank’s private education loan portfolio was transitioned to Sallie Mae Bank. Sallie Mae Bank now services and is responsible for collecting the vast majority of the Smart Option Student Loans it owns.
Securitization and Sales. In August 2014, Sallie Mae Bank sponsored its first private education loan ABS, SMB Private Education Loan Trust 2014-A (the “SMB 2014-A transaction”). Because this transaction occurred prior to the transfer of loan servicing from Navient to Sallie Mae Bank, Sallie Mae Bank acted as master servicer for the transaction and Navient as subservicer, and the loan pool is serviced pursuant to Navient servicing policies. Also in August 2014, Sallie Mae Bank sold Navient approximately $800 million of performing Smart Option Student Loans.
  Prior to the Spin-Off, all Smart Option Student Loans were originated and initially held by Sallie Mae Bank, as a subsidiary of legacy SLM.  Sallie Mae Bank typically then sold certain of the performing Smart Option Student Loans to an affiliate of legacy SLM for securitization.  Additionally, on a monthly basis Sallie Mae Bank sold all loans that were over 90 days past due, in forbearance, restructured or involved in a bankruptcy to an affiliate of legacy SLM. As a result of this second practice, prior to the occurrence of the Spin-Off, historical performance data for Sallie Mae Bank’s Smart Option Student Loan portfolio reflected minimal later stage delinquencies, forbearance or charge-offs.
Additional Information.

– “31-60 Day Delinquencies as a Percentage of Loans in P&I Repayment;”
– “61-90 Day Delinquencies as a Percentage of Loans in P&I Repayment ;”
–
– “Forbearance as a Percentage of Loans in P&I Repayment and Forbearance;”
– “Annualized Gross Defaults as a Percentage of Loans in P&I Repayment; ”and
– “Voluntary and Total Constant Prepayment Rates by Origination Vintage and Product.”
Important Information Regarding Historical Loan Performance Data (cont.)
Types of Smart Option Loan Portfolio Data
The portfolio data we used in this report comes from two separate sources of information:
(1) Combined Smart Option Student Loan Portfolio Data for Legacy SLM, Navient and Sallie Mae Bank.  Information in this category is presented on a combined basis for loans originated under the Smart Option Student Loan program, whether originated by Sallie Mae Bank when it was part of legacy SLM or by Sallie Mae Bank post Spin-Off, and regardless of whether the loan is currently held by an ABS trust, or held or serviced by Navient or Sallie Mae Bank.  Data in this category is used in the tables below under the following headings:
                           “Cumulative Gross Defaults by Origination Vintage and Years in Interim Repayment;”
                           “Cumulative Gross Defaults by Loan Type;”
                           “Cumulative Recovery Rate for Charge-Off Vintages Since 2011.”
This combined Smart Option Student Loan portfolio data provides insight into gross defaults of all Smart Option Student Loans since 2011, regardless of ownership or servicing standard. We believe historical loan performance data since 2011 is more representative of the expected performance of Smart Option Student Loans to be included in new Sallie Mae Bank trusts than data available for earlier periods. Data available for earlier periods includes a limited number of Smart Option
Student Loan product types, a limited amount of loans in principal and interest repayment status, and limited periods of loan performance history. Combined Smart Option Student Loan portfolio data is presented by vintage principal and interest repayment years.
A significant portion of the combined Smart Option Student Loan performance data described in this category is provided to Sallie Mae Bank by Navient under a data sharing agreement executed in connection with the Spin-Off.
This data sharing agreement expires in 2019.  Under the data sharing agreement, Navient makes no representations or warranties to Sallie Mae Bank concerning the accuracy and completeness of information that it provided.
Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement.
Loans contained in the combined Smart Option Student Loan portfolio category were serviced by legacy SLM prior to the Spin-Off, and by either Navient or Sallie Mae Bank after the Spin-Off.  As noted above, loans serviced by legacy SLM and
Navient were serviced pursuant to different policies than those loans serviced by Sallie Mae Bank after the Spin-Off.  Specifically, legacy SLM charged off loans after 212 days of delinquency, and Navient has continued this policy.  Sallie Mae
Bank currently charges off loans after 120 days of delinquency. All loans included in the combined Smart Option Student Loan portfolio were serviced by legacy SLM pursuant to a 212-day charge off policy prior to the Spin-Off.  Following the
Spin-Off, a portion of the loans included in the combined Smart Option Student Loan portfolio data have been serviced by Navient pursuant to a 212-day charge off policy, and a portion have been serviced by Sallie Mae Bank pursuant to a 120-
day charge off policy.  As a result, future performance of loans serviced by Sallie Mae Bank may differ from the historical performance of loans reflected in this combined Smart Option Student Loan portfolio data.

(2) Legacy SLM Consolidated Smart Option Student Loan Portfolio Data prior to the Spin-Off Date, and Sallie Mae Bank-Only Smart Option Student Loan Data from and after the Spin-Off Date.  Information in this category is presented  (a) prior to the Spin-Off Date for Smart Option Student Loans owned or serviced by legacy SLM prior to the Spin-Off, and (b) from and after the Spin-Off Date for Smart Option Student Loans owned and serviced by Sallie Mae Bank from and after the
Spin-Off. Data in this category is used in the tables below under the following headings:
This consolidated Smart Option Student Loan portfolio data provides insight into historical delinquencies, forbearance, defaults and prepayment rates specifically of the Smart Option Student Loans covered, regardless of the loans’ ownership at the time, or whether the loans serve as collateral for an ABS trust.  We believe this data is currently the most relevant data available for assessing historical Smart Option Student Loan performance.
Loans owned or serviced by legacy SLM and contained in this consolidated Smart Option Student Loan portfolio category were serviced pursuant to legacy SLM  servicing policies prior to the Spin-Off.  Loans owned and serviced by Sallie Mae
Bank and contained in this consolidated Smart Option Student Loan portfolio were serviced pursuant to Sallie Mae Bank servicing policies since the Spin-Off.  The servicing policies of legacy SLM were different than the servicing policies of
Sallie Mae Bank.  Specifically, legacy SLM charged off loans after 212 days of delinquency, while Sallie Mae Bank charges off loans after 120 days of delinquency in accordance with bank regulatory guidance.  As a result, future performance of loans serviced by Sallie Mae Bank may differ from the historical performance of loans reflected in this consolidated Smart Option Student Loan portfolio data.
Any data or other information presented in the following report is for comparative purposes only, and, is not to be deemed a part of any offering of securities.
–
–
–
“91-plus Day Delinquencies as a Percentage of Loans in P&I Repayment ;”

6 Historical Smart Option Loan Performance

Cumulative Gross Default Rate
as % Disbursed Balance

Smart Option Gross Defaults During Interim Repayment
(1)
Smart Option loans have very low incidence of delinquency, forbearance or default until after a borrower’s graduation or separation, when full principal and interest payments become due
(1) Loans in ‘Interim Repayment’ refers to loans made under the Smart Option Interest Only and Fixed Payment loan programs with payments due while borrowers are in school, grace or deferment.
‘Interim Repayment’ precedes the full principal and interest repayment period.
(2) Certain data used in the charts above was provided by Navient under a data sharing agreement. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement.
Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.
0.3%
0.2%
0.1%
0.0%
0.1%
0.2%
0.3%
0.4%
0.5%
0.6%
0.7%
0.8%
0.9%
1.0%
1.1%
1.2%
1.3%
1.4%
1.5%
0 1 2 3 4 5
Years in Interim Repayment
2011 2012 2013
Smart Option Student Loans - Serviced Portfolio
Cumulative Gross Defaults by Origination Vintage
and Years in Interim Repayment (1)
Data for Legacy SLM, Navient and Sallie Mae Bank Combined thru Present (2)

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Percent of P&I Repayment Balance
Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15
Legacy SLM: 31-60 Delinquencies as a % of P&I
SLM Bank: 31-60 Delinquencies as a % of P&I

Smart Option Serviced Portfolio: 31-60 Day Delinquencies
(1) Loans in ‘P&I Repayment’ includes only those loans for which scheduled principal and interest payments are due.
Note: Legacy SLM portfolio serviced pursuant to a 212 day charge off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge off policy. Historical trends may not be indicative of future performance.
Smart Option Student Loans - Serviced Portfolio
31-60 Days Delinquencies as a % of Loans in P&I Repayment (1)
Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Percent of P&I Repayment Balance
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Legacy SLM: 61-90 Delinquencies as a % of P&I
SLM Bank: 61-90 Delinquencies as a % of P&I

Smart Option Serviced Portfolio: 61-90 Day Delinquencies
(1) Loans in ‘P&I Repayment’ includes only those loans for which scheduled principal and interest payments are due.
Note: Legacy SLM portfolio serviced pursuant to a 212 day charge off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge off policy. Historical trends may not be indicative of future performance.
Smart Option Student Loans - Serviced Portfolio
61-90 Days Delinquencies as a % of Loans in P&I Repayment (1)
Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Percent of P&I Repayment Balance
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Legacy SLM: 91+ Delinquencies as a % of P&I
SLM Bank: 91+ Delinquencies as a % of P&I

Smart Option Serviced Portfolio: 91+ Day Delinquencies
(1) Loans in ‘P&I Repayment’ includes only those loans for which scheduled principal and interest payments are due.
Note: Legacy SLM portfolio serviced pursuant to a 212 day charge off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge off policy. Historical trends may not be indicative of future performance.
Smart Option Student Loans - Serviced Portfolio
91+ Days Delinquencies as a % of Loans in P&I Repayment (1)
Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014

Percent of P&I Repayment and Forbearance Balance
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Legacy SLM: Forbearance as a % of P&I and Forbearance
SLM Bank: Forbearance as a % of P&I and Forbearance

Smart Option Serviced Portfolio: Forbearance
(1) Loans in ‘P&I Repayment’ includes only those loans for which scheduled principal and interest payments are due.
Note: Legacy SLM portfolio serviced pursuant to a 212 day charge off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge off policy. Historical trends may not be indicative of future performance.
Smart Option Student Loans - Serviced Portfolio
Forbearance as a % of Loans in P&I Repayment and Forbearance (1)
Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014

Percent of P&I Repayment Balance
Jan -11
Feb -11
Mar -11
Apr -11
May -11
Jun -11
Jul -11
Aug -11
Sep -11
Oct -11
Nov -11
Dec -11
Jan -12
Feb -12
Mar -12
Apr -12
May -12
Jun -12
Jul -12
Aug -12
Sep -12
Oct -12
Nov -12
Dec -12
Jan -13
Feb -13
Mar -13
Apr -13
May -13
Jun -13
Jul -13
Aug -13
Sep -13
Oct -13
Nov -13
Dec -13
Jan -14
Feb -14
Mar -14
Apr -14
May -14
Jun -14
Jul -14
Aug -14
Sep -14
Oct -14
Nov -14
Dec -14
Jan -15
Feb -15

Smart Option Serviced Portfolio: Annualized Gross Defaults
(1) Loans in ‘P&I Repayment’ include only those loans for which scheduled principal and interest payments are due.
Note: Legacy SLM portfolio serviced pursuant to a 212 day charge off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge off policy. Historical trends may not be indicative of future performance.
Smart Option Student Loans - Serviced Portfolio
Annualized Gross Defaults as a % of Loans in P&I Repayment (1)
Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
Legacy SLM: Annualized Gross Default Rate as a % of P&I SLM Bank: Annualized Gross Default Rate as a % of P&I

Cumulative Default Rate
as a % of Original Balance

Cumulative Default Rate
as a % of Original Balance

Cumulative Default Rate
as a % of Original Balance

Cumulative Default Rate
as a % of Original Balance

Smart Option Vintage Data: Cumulative Gross Default by Loan Type
(1) Loans in ‘P&I Repayment’ includes only those loans for which scheduled principal and interest payments are due. Data as of December 31, 2014.
(2) Certain data used in the charts above was provided by Navient under a data sharing agreement. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement.
Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.
Smart Option Student Loans - Serviced Portfolio: All Products
Cumulative Defaults by P&I Repayment Vintage
and Years in P&I Repayment
(1)
Data for Legacy SLM, Navient and Sallie Mae Bank Combined thru Present (2)
Smart Option Student Loans - Serviced Portfolio: Interest Only
Cumulative Defaults by P&I Repayment Vintage
and Years in P&I Repayment
(1)
Data for Legacy SLM, Navient and Sallie Mae Bank Combined thru Present (2)
Smart Option Student Loans - Serviced Portfolio: Fixed Pay
Cumulative Defaults by P&I Repayment Vintage
and Years in P&I Repayment
(1)
Data for Legacy SLM, Navient and Sallie Mae Bank Combined thru Present (2)
Smart Option Student Loans - Serviced Portfolio: Deferred
Cumulative Defaults by P&I Repayment Vintage
and Years in P&I Repayment
(1)
Data for Legacy SLM, Navient and Sallie Mae Bank Combined thru Present (2)
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
0 1 2 3 4 5 6 7 8 9 10 11
4.2%
2.6%
1.3%
2011
2012
2013
4.5%
2.5%
1.2%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
0 1 2 3 4 5 6 7 8 9 10 11
Years in P&I Repayment
2011
2012
2013
Years in P&I Repayment
3.7%
2.7%
1.2%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
0 1 2 3 4 5 6 7 8 9 10 11
2011
2012
2013
Years in P&I Repayment
2.7%
1.5%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
0 1 2 3 4 5 6 7 8 9 10 11
Years in P&I Repayment
2012
2013

Smart Option Vintage Data: Prepayments by Vintage
Following the first year after disbursement, total prepayments have generally ranged around 4%
(1) Data for all loans from initial disbursement, whether or not scheduled payments are due. Total CPR includes both voluntary prepayments and defaults.
(2) Certain data used in the charts above was provided by Navient under a data sharing agreement. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement.
(3) Data as of January 31, 2015. Partial periods are removed from the analysis.
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
1 2 3 4 5 6 7 8 9 10 11 12
Quarters Since Disbursement
Smart Option Student Loans - Serviced Portfolio
Total CPR by Origination Vintage and Product
(1)
Interest Only, Fixed Payment and Deferred Products
Data for Legacy SLM, Navient and Sallie Mae Bank Combined thru Present
(2) (3)
2011 Vintage 2012 Vintage 2013 Vintage
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
1 2 3 4 5 6 7 8 9 10 11 12
Quarters Since Disbursement
Smart Option Student Loans - Serviced Portfolio
Voluntary CPR by Origination Vintage and Product
(1)
Interest Only, Fixed Payment and Deferred Products
Data for Legacy SLM, Navient and Sallie Mae Bank Combined thru Present
(2) (3)
2011 Vintage 2012 Vintage 2013 Vintage
Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.

Smart Option Vintage Data: Prepayments
Following the first year after disbursement, voluntary prepayments have generally ranged from between 2-3% for the Smart Option Deferred loan product, to 5-6% for the Interest Only product
(1) Data for all loans from initial disbursement, whether or not scheduled payments are due. Total CPR includes both voluntary prepayments and defaults.
(2) Certain data used in the charts above was provided by Navient under a data sharing agreement. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement.
(3) Data as of January 31, 2015. Partial periods are removed from the analysis.
Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
1 2 3 4 5 6 7 8 9 10 11 12
Quarters Since Disbursement
Smart Option Student Loans - Serviced Portfolio
Voluntary CPR by Origination Vintage and Product
(1)
Interest Only, Fixed Payment and Deferred Products
Data for Legacy SLM, Navient and Sallie Mae Bank Combined thru Present
(2) (3)
2011 Cohort, Smart Option IO Total 2011 Cohort, Smart Option Fixed Total
2012 Cohort, Smart Option IO Total 2012 Cohort, Smart Option Fixed Total
2012 Cohort, Smart Option Deferred Total 2013 Cohort, Smart Option IO Total
2013 Cohort, Smart Option Fixed Total 2013 Cohort, Smart Option Deferred Total
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
1 2 3 4 5 6 7 8 9 10 11 12
Quarters Since Disbursement
Smart Option Student Loans - Serviced Portfolio
Total CPR by Origination Vintage and Product
(1)
Interest Only, Fixed Payment and Deferred Products
Data for Legacy SLM, Navient and Sallie Mae Bank Combined thru Present
(2) (3)
2011 Cohort, Smart Option IO Total 2011 Cohort, Smart Option Fixed Total
2012 Cohort, Smart Option IO Total 2012 Cohort, Smart Option Fixed Total
2012 Cohort, Smart Option Deferred Total 2013 Cohort, Smart Option IO Total
2013 Cohort, Smart Option Fixed Total 2013 Cohort, Smart Option Deferred Total

16 Sallie Mae Bank

#1 saving, planning and paying for education
company with 40-years of leadership in the
education lending market
Industry leading 53% market share in private
education lending
Over 2,400 actively managed university
relationships across the U.S.
Complementary consumer product offerings
Over one million long-term engaged customers
across the Sallie Mae brands
The Sallie Mae Brand

2014 Sallie Mae Highlights
Completed legal separation from Navient on April 30, 2014
Generated “Core Earnings” of $195 million for the year ended December 31, 2014
Originated $4.1 billion of high quality private education loans in 2014, a 7% increase over 2013
Grew private education loan portfolio by 27%
Completed loan sales of $1.6 billion at favorable rates
Closed a $750 million secured funding facility in December 2014
Completed the roll out of independent servicing and customer support capabilities

Sallie Mae’s Private Student Loan Originations Growth
Sallie Mae Smart Option Student Loan Originations
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
2011 2012 2013 2014
Private Education Loan Originations
$2,737
$3,342
$3,795
$4,076
7%
14%
22%
Origination Statistics ($) 2011 2012 2013 2014
% Cosigned 91% 90% 90% 90%
% In School Payment 73% 58% 56% 56%
Average Originated FICO 748 748 745 749

Sallie Mae’s Smart Option Loan Product Overview
The Smart Option loan product was introduced by
Sallie Mae in 2009
The Smart Option loan program consists of:
Smart Option Interest Only loans - require full
interest payments during in-school, grace, and
deferment periods
Smart Option Fixed Pay loans - require $25
fixed payments during in-school, grace, and
deferment periods
Smart Option Deferred loans – do not require
payments during in-school and grace periods
Variable rate loans indexed to LIBOR, or fixed rate
Smart Option payment option may not be changed after
selected at origination
Underwritten using proprietary credit score model
Marketed primarily through the school channel and also
directly to consumers, with all loans certified by and
disbursed directly to schools
Smart Option Loan Program
Origination Channel School
Typical Borrower Student
Typical Co-signer Parent
Typical Loan
$10,000 avg orig bal, 5 to 15 yr term,
in-school payments of interest only, $25 fixed or
fully deferred
Origination Period March 2009 to present
Certification and
Disbursement
School certified and school disbursed
Borrower Underwriting
FICO, custom credit score model, and
judgmental underwriting
Borrowing Limits $200,000
Current ABS Criteria
For-Profit; FICO > 670
Not-for-Profit; FICO > 640
Historical Risk-Based Pricing L + 2% to L + 14%
Dischargeable in Bankruptcy No (1)
Additional Characteristics
Made to students and parents primarily through
college financial aid offices to fund 2-year,
4-year and graduate school college tuition,
room and  board
Also available on a limited basis to students and
parents to fund non-degree granting secondary
education, including community college, part
time, technical and trade school programs
Both Title IV and non-Title IV schools
(1)  Private education loans are typically non-dischargeable in bankruptcy, unless a borrower can prove that repayment of the loan would impose an "undue hardship“.

Smart Option Loan Projected Gross Default Timing
Defaults on private education loans are generally front-loaded
Approximately two-thirds of projected gross charge-offs are expected to occur within three years after loans enter full principal and interest repayment
Years in P&I Repayment
Periodic Gross Defaults Cumulative Gross Defaults
1.5%
3.7%
5.4%
6.7%
7.4%
7.7%
7.9%
7.9% 7.9% 7.9% 7.9% 7.9%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
1 2 3 4 5 6 7 8 9 10 11 12
Sallie Mae Bank Smart Option Student Loans
Projected Gross Default Timing Curve for Loans in P&I Repayment
21
(1)(2)
(1)
Loans in ‘P&I Repayment’ includes only those loans for which scheduled principal and interest payments are due.
(2)
Projected for Sallie Mae Bank serviced Smart Option loan portfolio as of December 31, 2014, based on a 120 day charge-off policy. Subject to change.

Conservative Funding Approach
Retail deposits
Brokered deposits
Secured debt
2014
Target
60%
40%
40%
60%
Low cost deposit base with no branch overhead
90% of retail deposits are savings accounts
Brokered deposits used as alternative funding source
Term funding / securitizations will augment deposit
funding for future growth
Experienced capital markets team
Capacity to securitize $2
-
$3bn of private education
loans
Multi-year revolving conduit facility
Provides seasonal loan funding and backup liquidity
$750mm conduit with 2-year term provided by consortium
of banks
Whole loan sales used to manage balance sheet
growth
Targeting $1 – $2bn of loan sales annually
Substantial liquidity portfolio
$2.4bn of on-balance sheet cash provides seasonal loan
funding and liquidity

SMB vs. Legacy SLM Private Education Loan ABS Summary
SMB
11-A 11-B 11-C 12-A 12-B 12-C 12-D 12-E 13-A 13-B 13-C 14-A 14-A 15-A 14-A
Total Bond Amount ($mil) 562 825 721 547 891 1,135 640 976 1,108 1,135 624 676 664 689 382
Initial AAA Enhancement (%) 21% 18% 24% 27% 26% 25% 25% 21% 26% 22% 28% 24% 30% 32% 21%
Initial Single-A Enhancement (%) -- -- -- -- -- -- -- -- 15% 13% 20% 15% 22% 23% 12%
Loan Program (%)
   Signature/Law/MBA/Med 88% 91% 71% 61% 48% 43% 37% 35% 26% 29% 26% 19% 26% 27% 0%
   Smart Option -- -- 10% 20% 30% 40% 45% 48% 63% 63% 64% 63% 50% 50% 100%
   Consolidation 0% 0% 7% 6% 9% 5% 5% 5% 3% 5% 0% 6% 9% 2% 0%
   Direct to Consumer 9% 6% 12% 12% 12% 12% 12% 12% 8% 3% 10% 12% 15% 21% 0%
   Career Training 3% 3% 0% 1% 1% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0%
     Total 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100%
Loan Status (%)
   School, Grace, Deferment 55% 55% 45% 37% 38% 40% 39% 44% 59% 62% 63% 49% 46% 24% 91%
   P&I Repayment 43% 43% 52% 60% 60% 57% 59% 54% 39% 36% 36% 50% 53% 68% 9%
   Forbearance 2% 3% 2% 2% 2% 3% 2% 2% 2% 2% 1% 1% 1% 8% 0%
Wtd Avg Term to Maturity (Mo.) 192 189 182 171 164 151 144 148 144 146 143 150 161 155 140
% Loans with Cosigner 72% 75% 71% 75% 77% 79% 80% 80% 80% 80% 81% 82% 79% 80% 93%
% Loans with No Cosigner 28% 25% 29% 25% 23% 21% 20% 20% 20% 20% 19% 18% 21% 20% 7%
Wtd Avg FICO at Origination 737 736 733 735 736 737 740 733 741 740 740 742 739 731 747
Wtd Avg Recent FICO at Issuance 723 722 720 724 726 728 730 722 733 734 733 741 737 714 745
WA FICO (Cosigner at Origination) 747 745 744 745 745 745 748 741 751 750 749 750 748 738 750
WA FICO (Cosigner at Rescored) 736 731 734 732 734 735 738 728 745 746 745 750 746 724 748
WA FICO (Borrower at Origination) 709 710 704 705 705 707 710 702 703 702 705 707 707 701 708
WA FICO (Borrower at Rescored) 690 695 688 700 700 702 698 696 683 684 682 701 707 672 701
Variable Rate Loans 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 89% 97% 85%
Wtd Avg LIBOR Equivalent Margin 7.35% 7.17% 6.23% 6.60% 6.86% 7.02% 7.07% 7.34% 6.65% 6.66% 6.90% 6.60% 6.66% 7.38% 7.29%
Legacy SLM Navient
(1) Smart Option loans considered in ‘P&I Repayment’ only if borrowers are subject to full principal and interest payments on the loan.
(2)     Assumes Prime/LIBOR spread of 3.05% for 2013-C, 2013-B and 2013-A, and 2.75% for all previous transactions; SLMA 2014-A, NAVSL 2014-A and NAVSL 2015-A assume Prime/LIBOR spread at 3.00%.
(1)
(2)

Loans with Cosigner, % of Cutoff Bal
2011-A
2011-B
2011-C
2012-A
2012-B
2012-C
2012-D
2012-E
2013-A
2013-B
2013-C
2014-A
2014-A
2015-A
2014-A

2011-A
2011-B
2011-C
2012-A
2012-B
2012-C
2012-D
2012-E
2013-A
2013-B
2013-C
2014-A
2014-A
2015-A
2014-A

2011-A
2011-B
2011-C
2012-A
2012-B
2012-C
2012-D
2012-E
2013-A
2013-B
2013-C
2014-A
2014-A
2015-A
2014-A

2011-A
2011-B
2011-C
2012-A
2012-B
2012-C
2012-D
2012-E
2013-A
2013-B
2013-C
2014-A
2014-A
2015-A
2014-A

SMB Trust Collateral Characteristics Comparison
Source: Sallie Mae
NAVSL SMB
NAVSL
Legacy SLM
Legacy SLM Legacy SLM
SMB NAVSL Legacy SLM
SMB SMB NAVSL
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
72%
75%
71%
75%
77%
79%
80% 80% 80% 80%
81%
82%
79%
80%
93%
Cosigner Rate
690
700
710
720
730
740
750
737
736
733
735
736
737
740
733
741
740 740
742
739
731
747
Original FICO Recent FICO
FICO
Smart Option Mix
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
0% 0%
10%
20%
30%
40%
45%
48%
63% 63%
64%
63%
50% 50%
100%
Weighted Average Term to Maturity (Mos.)
0
50
100
150
200
250
192
189
182
171
164
151
144
148
144
146
143
150
161
155
140

25 Collections, Charge-off and Recovery Policy

Sallie Mae Bank Servicing Policy
Policy Pre-Spin, Legacy SLM Serviced Post-Spin, Sallie Mae Bank Serviced
(1)
Delinquencies All loans serviced by an affiliate of legacy SLM; loan owned by Sallie Mae Bank sold to legacy SLM after
becoming 90+ days past due
Sallie Mae Bank collects delinquent loans thru charge-off, placing emphasis on returning loans to current status during early
delinquency
Charge-offs Loans serviced by legacy SLM charge off at 212+
days past due
Loans serviced by Sallie Mae Bank charge off at 120+ days past due
Recoveries Post-charge off collections managed by legacy SLM;
recoveries realized over 10+ years
Charged-off loans sold soon after charge-off; recoveries realized immediately (1)
Forbearance Granted for 3 mo. intervals with a 12 month
maximum, with fee
Granted for 3 mo. intervals with a 12 month maximum, no fee
Sallie Mae Bank Forbearance Policy -
First choice is always to collect a payment from the borrower or co-signer
If payment is not possible, forbearance temporarily provides borrowers limited time to improve their ability to repay during temporary economic hardship
The vast majority of loans do not use forbearance; those that do, remain in forbearance for less than 12 months
(1) Sallie Mae Bank intends to add third party collection agency management, account placement and other functionality necessary to managed charge-off loan collections internally. In the future, Sallie Mae expects to have the option of selling or internally managing collections of charged off loans, and to utilize one or both of those strategies at any time based on market conditions.

Sallie Mae Bank Collections
Each customer is approached individually, and the account manager is educated and empowered to identify optimal resolution
Co-borrowers are contacted and collected with similar efforts as the primary borrower
Sallie Mae Bank employs a front-loaded, stage based collections approach:
Early Stage Loan Collections (1 – 29 days delinquent as of the first of the month)
– Calling activity begins as early as 1 cycle day behind (5 days past their due date in most instances)
– Dialer based calling and automated messaging are leveraged for early delinquency
– E-mail and letter campaigns compliment calling efforts
Mid-Stage Loan Collections (30 – 59 days delinquent as of the first of the month)
– Continue early stage activities
– Account is assigned to a collector’s queue based on the delinquency and the type of loan. Collection campaign includes telephone attempts and manual & batch skip tracing
Late Stage Loan Collections (60+ days delinquent as of the first of the month)
– Continue both early and mid-stage activities
– Tenured route management collectors and customized letter campaigns
Cash collection is the primary focus, but a variety of tools are also available to collectors to aid in resolving delinquency:
– Auto pay – Monthly payment made automatically, prior delinquency cleared with forbearance
– Three Pay – After three scheduled monthly payments are made, prior delinquency cleared with forbearance
– Term Extension – Extend term for monthly payment relief, enrolled after three qualifying payments
– Rate Reduction – Reduce rate for monthly payment relief, enrolled after three qualifying payments
– Rate Reduction with Term Extension – Reduced rate and extended term
– Additional programs are available when all other methods are not adequate
Bankruptcy Collections Policy – Collection activity stops if both parties on the loan file bankruptcy (borrower and cosigner); otherwise, collections can continue on the non-filing party

Recovery Operations
In the near term, Sallie Mae Bank plans to sell charged-off loans to third parties following charge-off at 120+ days past due
– Recoveries realized immediately
– Practical and predictable economics
– Manageable compliance and vendor oversight requirements
Initial charged off loan sale occurred in December 2014
Forward flow agreement with a “preferred” debt buyer in place through September 2015
–
High teens sales price for newly charged-off loans
Post-Default Recoveries
Sallie Mae Bank intends to add third party collection agency management, account placement and other functionality necessary to support charged-off loan collections internally
In the future, Sallie Mae Bank expects to have the option of selling or internally managing collections of charged off loans,  and to utilize one or both of those strategies at any time based on market conditions

Cumulative Recovery Rate
as a % of Charged Off Loan Balance

Smart Option: Cumulative Recoveries
Recoveries of charged-off Smart Option loans historically have occurred over a longer period and have been higher than for many other types of unsecured consumer credit
(1) Certain data used in the charts above was provided by Navient under a data sharing agreement. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement.
Note: Recovery data is for collections of charged off Smart Option loans managed by legacy SLM and Navient. Sallie Mae Bank is currently selling charged off loans to third parties. Sallie Mae Bank intends to add third party collection agency management, account placement and other functionality necessary to managed charge-off loan collections internally. In the future, Sallie Mae expects to have the option of selling or internally managing collections of charged off loans, and to utilize one or both of those strategies at any time based on market conditions. Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.
20.5%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46
Monthly Periods Since Charge Off
Smart Option Loan Cumulative Recovery Rate
for Charge-Off Vintages Since 2011
(1)
Data for Legacy SLM, Navient and Sallie Mae Bank Combined thru November 31, 2014

30 Private Education Loan Market Background

Unsecured consumer loans made to qualified borrowers and co-signers to fund the cost of undergraduate, graduate and other forms of post-secondary education
Unlike FFELP Loans, private education loans are not guaranteed against losses by the Department of
Education, or any other entity
Similar to FFELP loans, private education loans are generally non-dischargeable in bankruptcy
Private education loans are made to students attending public, private, not-for-profit, and for profit institutions
Students and parents are encouraged to exhaust other sources of aid prior to applying for a private education loan
Private Education Loan Characteristics

Sallie Mae Bank Smart Option Private Education Loans
FFELP vs. Sallie Mae Bank Smart Option Private Education Loan Comparison
FFELP Stafford Loans
Sallie Mae Bank Smart Option
Private Education Loans
(1)
Borrower Student Student or Parent
Co-signer None Typically a parent
Lender Eligible banks and private lenders under FFELP Banks and other private sector lenders
Guarantee
97-100% of principal and interest by the U.S. Department
of Education
Not guaranteed by the U.S. Government or any other entity
Interest Subsidy/Special Allowance
Payments
Paid by the U.S. Department of Education Not Applicable
Underwriting
Borrower must have no outstanding student loan defaults
or bankruptcy
Consumer credit underwriting, with minimum FICO,
custom credit score model, and judgmental underwriting
Pricing
Fixed or floating rate depending on origination year and
loan program
Risk-based, variable rate indexed to LIBOR or fixed rate
Maximum Amount per Year
$5,500-$7,500 for dependent student, based on year in
school
Up to the full cost of education, less grants and federal
loans
Repayment Term 10 years, with repayment deferred until after graduation
5 to 15 years, may pay interest or a $25 fixed payment
while in school, or may be deferred until after graduation
Collections Based on prescribed U.S. Dept of Education regulations
Typical consumer loan collections activities, managed
independent of FFELP
Deferment
Permitted for a variety of reasons, including economic
hardship
Granted to students who return to school, and are
involved in active military service
Forbearance
Permitted for a variety of reasons, including economic
hardship
Typically granted for economic hardship, up to a
maximum of 12 months
Dischargeable in Bankruptcy No No (2)
(1) Pertains to the Sallie Mae Smart Option loan product.
(2) Private education loans are typically non-dischargeable in bankruptcy, unless a borrower can prove that repayment of the loan would impose an "undue hardship“.

Favorable Student Loan Market Trends
(billions)
(thousands)
(1) Source: U.S. Department of Education, National Center for Education Statistics, Projections of Education Statistics to 2022.
(2) Source: Trends in College Pricing.© 2014 The College Board,. www.collegeboard.org; Note: Academic years, average published tuition, fees, room and board charges at four-year institutions; enrollment-
weighted.
(3) “Total post-secondary education spend” is estimated by Sallie Mae by determining the full-time equivalents for both graduates and undergraduates and multiplying by estimated total per person cost of attendance for each school type.  In doing so, we utilize information from the US Department of Education, College Board, MeasureOne, National Student Clearinghouse and Company Analysis.  Other
sources for these data points also exist publicly and may vary from our computed estimates.
(4) Source: Trends in College Pricing.© 2014 The College Board,. www.collegeboard.org, U.S. Department of Education 2014.
Federal
Loans
$97
Family
Contributions
$151
Grants
$124
Ed. Tax
Benefit /
Work Study
$20
$17 $17
$93
$28
AY 2004-2005
$110
$46
Full-Time
Private School
Full-Time
Public School
$27 $27
$143
$49
AY 2014-2015
$168
$76
Full-Time
Private School
Full-Time
Public School
Private
Education
Loans
$8
Total Estimated Cost: $402bn
12.1
12.9
13.3
13.5 13.5
13.7
2008 2009 2010 2011 2012 2013
(millions)
$12
$13 $14
$14
$15
$16
$17
$18
$18
$19
$29
$30
$32
$34
$35
$36
$38
$39
$41
$42
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Public Private
(thousands)
Enrollment at Four-Year Degree Granting Institutions (1)
Estimated Total Cost of Education – 2014 / 2015 AY (3) Cost of College (Based on a Four-Year Term) (4)
Annual Cost of Education (2)

16%
14%
12%
10%
8%
6%
4%
2%
0%
15%
11%
11%
6%
6%
5%
7%
1992
1995
1998
2001
2004
2007
2010

Higher Education Value Proposition
(1) Source:  U.S. Bureau of Labor Statistics
(2) Source:  PEW Research Center
(3) Source:  Brown Center on Education Policy at Brookings: Is a Student Loan Crisis on the Horizon
(4) Source:  College Board, Trends in Student Aid, 2014
Relationship Between Higher Education,
Income and Employment  (1)
Widening Earnings Gap of Young Adults
by Educational Attainment (2)
Payment to Income Ratio (3)
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
0%
2%
4%
6%
8%
10%
12%
Unemployment
Average weekly income
$ 7,499
$ 9,690
$ 14,245
$ 15,780
$ 17,500
Silents in
1965
Early
Boomers in Boomers in
1979
Late
1986
Gen Xers
in
1995
Millenials in
2013
Less than H.S.High schoolSome college Associate Bachelor's Master's DoctorateProfessional
The unemployment rate for 25- to 34-year-olds with four-year college degrees was 4.1%, whereas 11.2% of high school graduates in this age range were unemployed
60% of students graduate with student loans
69% of student loan borrowers have debt balances less than $25,000 and 4% have balances above $100,000
(average borrowings of $27,300)
The average payment-to-income ratio declined from 15% in 1992 to 7% in 2010
Key Statistics
(4)

Average outstanding student loan balance per borrower = $25,361.
40% owe less than $10,000
4% owe more than $100,000
Average Indebtedness Remains Manageable
Source: College Board, “Trends in Student Aid, 2014” (https://secure-media.collegeboard.org/digitalServices/misc/trends/2014-trends-student-aid-report-final.pdf)
69%
18%
9%
4%
Less than $25,000
$25,000 to $50,000
$50,000 to $100,000
Over $100,000

Private Education Loan Lifecycle
Loan made to
borrower/
co-signer
In School Status
(Additional Borrowing)
Grace Status
After graduation
(generally 6 months)
Repayment Status
Deferment Status
(back to school)
(up to 48 months)
Default
(120+ days
delinquent)
IN SCHOOL AND GRACE REPAYMENT
On Time
Payment
PAID IN FULL
Delinquent
(30+ days)
Post-Default
Recovery
Note: Interest capitalization occurs after Grace,
Deferment, and Forbearance periods
Forbearance Status
(3 month increments;
up to 12 months)

37 Cohort Default Triangles

The following cohort default triangles provide loan performance information for Legacy SLM, Navient and Sallie Mae Bank serviced Smart Option loans combined, thru the most recent period indicated
(1)
Terms and calculations used in the cohort default triangles are defined below:
P&I Repayment Year – The calendar year that loans entered P&I repayment
– All Smart Option loans are considered to be in P&I repayment any time the borrower is required to make full principal and interest payments on the loan
Disbursed Principal Entering P&I Repayment – The amount of principal entering P&I repayment in a given year, based on disbursed principal prior to any interest capitalization
Years in P&I Repayment – Measured in years between P&I repayment start date and default date. Year zero represents defaults that occurred prior to the start of P&I repayment
Periodic Defaults – Defaulted principal in each Year in P&I Repayment as a percentage of the disbursed principal entering repayment in each
P&I Repayment Year
– Defaulted principal includes any interest capitalization that occurred prior to default
– Defaulted principal is not reduced by any amounts recovered after the loan defaulted
– Because the numerator includes capitalized interest while the denominator does not, default rates are higher than if the numerator and denominator both included capitalized interest
Total – The sum of Periodic Defaults across Years in P&I Repayment for each P&I Repayment Year
(1) Data excludes loans made to borrowers attending certain for profit schools not included in legacy SLM securitizations. Excluded loans represent less than one percent of the total loan balances.
Note: Historical trends suggested by the cohort default triangles may not be indicative of future performance. Legacy Sallie Mae and Navient serviced loans were serviced pursuant to a 212 day charge off policy. Sallie Mae Bank serviced loans were serviced pursuant to a 120 day charge off policy.
Smart Option Loan Program Cohort Default Triangles

Cohort Default Triangles – Smart Option Combined (IO, Fixed & Deferred)
Data as of 12/31/14.
(1) Private education loans marketed under the Smart Option Student Loan brand.
(2) Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
(3) Numerator is the amount of principal in each P&I Repayment Cohort that defaulted in each Year in P&I Repayment. Denominator is the amount of disbursed principal for that P&I Repayment Year.
Repayment
Year
Disbursed Principal
Entering  P&I
Repayment ($m)
Periodic Defaults by Years in P&I Repayment
0 1 2 3 4 5 Total
2011 $942 0.9% 1.1% 1.3% 1.0% 0.3% 4.5%
2012 $1,631 0.5% 0.8% 1.2% 0.4% 2.9%
2013 $2,299 0.4% 0.9% 0.5% 1.8%
Repayment
Year
Disbursed Principal
Entering  P&I
Repayment ($m)
Periodic Defaults by Years in P&I Repayment
0 1 2 3 4 5 Total
2011 $865 0.8% 0.9% 1.2% 0.9% 0.3% 4.1%
2012 $1,488 0.5% 0.7% 1.1% 0.3% 2.5%
2013 $2,088 0.3% 0.7% 0.5%
1.5%
Repayment
Year
Disbursed Principal
Entering  P&I
Repayment ($m)
Periodic Defaults by Years in P&I Repayment
0 1 2 3 4 5 Total
2011 $77 2.0% 2.6% 2.1% 1.6% 0.4% 8.7%
2012 $143 1.2% 2.4% 2.8% 0.7% 7.2%
2013 $211 0.9% 2.7% 1.2% 4.8%
Note: Certain data used in the charts above was provided by Navient under a data sharing agreement. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement.
Smart Option Combined (P&I Repayment Status - Co-Signer)
Smart Option Combined (P&I Repayment Status - No Co-Signer)
(1), (2), (3)
(1), (2), (3)
(1), (2), (3)
Smart Option Combined (P&I Repayment Status - Total)

Cohort Default Triangles – Smart Option Interest Only
Repayment
Year
Disbursed Principal
Entering  P&I
Repayment ($m)
Periodic Defaults by Years in P&I Repayment
0 1 2 3 4 5 Total
2011 $671 1.1% 1.1% 1.3% 0.9% 0.3% 4.8%
2012 $805 0.8% 0.7% 1.0% 0.3% 2.8%
2013 $895 0.6% 0.6% 0.4%
1.5%
Repayment
Year
Disbursed Principal
Entering  P&I
Repayment ($m)
Periodic Defaults by Years in P&I Repayment
0 1 2 3 4 5 Total
2011 $622 1.0% 1.0% 1.3% 0.9% 0.3% 4.5%
2012 $742 0.7% 0.6% 0.9% 0.3% 2.5%
2013 $823 0.5% 0.5% 0.3% 1.3%
Repayment
Year
Disbursed Principal
Entering  P&I
Repayment ($m)
Periodic Defaults by Years in P&I Repayment
0 1 2 3 4 5 Total
2011 $49 2.5% 2.4% 2.0% 1.6% 0.5% 9.0%
2012 $62 1.6% 1.8% 2.2% 0.6% 6.1%
2013 $72 1.5% 1.9% 0.9%
4.4%
Data as of 12/31/14.
(1) Private education loans marketed under the Smart Option Student Loan brand.
(2) Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
(3) Numerator is the amount of principal in each P&I Repayment Cohort that defaulted in each Year in P&I Repayment. Denominator is the amount of disbursed principal for that P&I Repayment Year.
Note: Certain data used in the charts above was provided by Navient under a data sharing agreement. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement.
(1), (2), (3)
(1), (2), (3)
(1), (2), (3)
Smart Option IO (P&I Repayment Status - Co-Signer)
Smart Option IO (P&I Repayment Status - No Co-Signer)
Smart Option IO (P&I Repayment Status - Total)

Cohort Default Triangles – Smart Option Fixed Payment
Repayment
Year
Disbursed Principal
Entering Periodic Defaults by Years in P&I Repayment
P&I Repayment ($m) 0 1 2 3 4 Total
2011 $271 0.3% 1.1% 1.2% 1.0% 0.2% 3.8%
2012 $598 0.4% 0.8% 1.5% 0.4% 3.1%
2013 $778 0.3% 0.8% 0.6%
1.8%
Repayment
Year
Disbursed Principal
Entering Periodic Defaults by Years in P&I Repayment
P&I Repayment ($m) 0 1 2 3 4 Total
2011 $244 0.2% 0.9% 1.1% 0.9% 0.2% 3.4%
2012 $544 0.3% 0.7% 1.3% 0.4% 2.6%
2013 $713 0.3% 0.7% 0.5%
1.5%
Repayment
Year
Disbursed Principal
Entering Periodic Defaults by Years in P&I Repayment
P&I Repayment ($m) 0 1 2 3 4 Total
2011 $27 1.2% 3.0% 2.2% 1.6% 0.1% 8.1%
2012 $54 1.4% 2.4% 3.4% 0.9% 8.2%
2013 $65 1.0% 2.5% 1.1%
4.6%
Data as of 12/31/14.
(1) Private education loans marketed under the Smart Option Student Loan brand.
(2) Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
(3) Numerator is the amount of principal in each P&I Repayment Cohort that defaulted in each Year in P&I Repayment. Denominator is the amount of disbursed principal for that P&I Repayment Year.
Note: Certain data used in the charts above was provided by Navient under a data sharing agreement. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement.
(1), (2), (3)
(1), (2), (3)
(1), (2), (3)
Smart Option Fixed Payment (P&I Repayment Status - Total)
Smart Option Fixed Payment (P&I Repayment Status - Co-Signer)
Smart Option Fixed Payment (P&I Repayment Status – No Co-Signer)

Cohort Default Triangles – Smart Option Deferred Payment
Repayment
Disbursed Principal
Entering Periodic Defaults by Years in P&I Repayment
Year Repayment ($m) 0 1 2 3 Total
2012 $229 0.0% 1.4% 1.4% 0.3% 3.1%
2013 $627 0.0% 1.6% 0.5% 2.2%
Repayment
Disbursed Principal
Entering Periodic Defaults by Years in P&I Repayment
Year Repayment ($m) 0 1 2 3 Total
2012 $202 0.0% 1.1% 1.2% 0.2% 2.4%
2013 $553 0.0% 1.3% 0.4% 1.7%
Repayment
Year
Disbursed Principal
Entering Periodic Defaults by Years in P&I Repayment
Repayment ($m) 0 1 2 3 Total
2012 $27 0.0% 4.3% 2.8% 0.6% 7.7%
2013 $75 0.0% 4.1% 1.1% 5.3%
Data as of 12/31/14.
(1) Private education loans marketed under the Smart Option Student Loan brand.
(2) Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
(3) Numerator is the amount of principal in each P&I Repayment Cohort that defaulted in each Year in P&I Repayment. Denominator is the amount of disbursed principal for that P&I Repayment Year.
Note: Certain data used in the charts above was provided by Navient under a data sharing agreement. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement.
(1), (2), (3)
(1), (2), (3)
(1), (2), (3)
Smart Option Deferred (P&I Repayment Status - Total)
Smart Option Deferred (P&I Repayment Status - Co-Signer)
Smart Option Deferred (P&I Repayment Status – No Co-Signer)